UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[x] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to §240.14a-12

CAPCO ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

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CAPCO ENERGY, INC.

1442 IRVINE BOULEVARD, SUITE 211

TUSTIN, CA 92780

(714) 734-6876

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2005

TO THE SHAREHOLDERS OF CAPCO ENERGY, INC.

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of CAPCO ENERGY, INC., a Colorado corporation (the "Company" and/or “Capco”), will be held at the Company’s offices at 5555 San Felipe, Suite 725, Houston, Texas 77056, on Wednesday, June 15, 2005, at 2:00 p.m., Central Daylight Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters.

1.

   To the election of six members of the Board of Directors of the Company.

  2.

   To amend the Articles of Incorporation of the Company to increase the authorized capital stock of the Company from 150,000,000 shares to 500,000,000 shares of common stock, $.001 par value (“common shares’).

3.

   To the proposed amendment to the 1999 Employee Incentive Option Plan (the "Incentive

 Plan") increasing the reserved shares from 3,000,000 common shares to 50,000,000 common shares.

4..     To consider and act upon such other matters as may properly come before the meeting or any   adjournment thereof.

     Only holders of record of the $.001 par value common stock of the Company at the close of business on May 9, 2005, will be entitled to notice of and to vote at the Meeting or at any adjournments thereof.

     All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed pre-addressed envelope.  The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

      Capco’s Annual Report on Form 10-KSB for 2004 is enclosed.

                                                                                     BY ORDER OF THE BOARD OF DIRECTORS

                                                                                     William J. Hickey, Secretary

Tustin, CA

May __, 2005

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

align=justify>This Proxy Statement contains forward-looking statements within the meaning of the Federal securities laws. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “plans,” “intends,” “expects,” “goals” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Actual results may differ materially from those projected in the forward-looking statements due to various uncertainties and risks, including without limitation risks associated with the effects of general economic and market conditions, lessening demand in the information technology market, successful integration of acquisitions, difficulty managing operations and difficulty in keeping pace with rapid industry, technological and market changes, as well as those described in the section of our Annual Report on Form 10-KSB titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” We disclaim any obligation to update any forward-looking statements contained herein after the date of this Proxy Statement.

CAPCO ENERGY, INC.

1442 IRVINE BOULEVARD, SUITE 211

TUSTIN, CALIFORNIA 92705

(714) 734-6876

_________________________________

PROXY STATEMENT

_________________________________

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 15, 2005

GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Capco Energy, Inc., a Colorado corporation (the "Company" and/or “Capco”), for use at the Company's Annual Meeting of Shareholders (the “Meeting”) to be held at the Company’s offices at 5555 San Felipe, Suite 725, Houston, TX  77056, on Wednesday, June 15, at 2:00 p.m., Central Daylight Time.   It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about May 9, 2005.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting.  The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company.  It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them.  Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's $.001 par value common stock, with each share entitled to one vote.  Only shareholders of record at the close of business on May 6, 2005, are entitled to notice of and to vote at the Meeting or any adjournment thereof.  On April 6, 2005, the Company had 112,425,054 shares of its $.001 par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors.   Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

PROPOSALS FOR RATIFICATION

     The following are proposals of certain corporate transactions, which have been considered and approved by board of directors, which must be ratified at the Meeting.

PROPOSAL NO.1 - ELECTION OF DIRECTORS

     The Company's Amended Bylaws currently provides that the Board of Directors consists of six members.  The Board of Directors recommends the election as Directors, the six (6) nominees listed below, to hold office for a two year term or until their successors are elected and qualified, or until their earlier death, resignation or removal.  Each of the six current members of the present Board of Directors has been nominated for re-election.  The persons named as "Proxies" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies.  If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each Director, indicating all positions and offices with the Company presently held, and their respective terms of service as a Director:

NAME

POSITIONS

PERIOD SERVED:

Ilyas Chaudhary

Director, President, CFO

November 18, 1999 to Present

Dennis R. Staal

Director

February 24, 2000 to Present

Irwin Kaufman

Director

November 18, 1999 to Present

William J. Hickey

Director, Secretary

November 18, 1999 to Present

Paul L. Hayes

Director

July 19, 2000 to Present

Michael Myers

Director

February 17, 2004 to Present

     Below are the names of all Directors and the principal occupations and employment of such persons during at least the last three years:

ILYAS CHAUDHARY - Mr. Chaudhary, 57, has been CFO, President and Director of the Company since November 1999. He was an officer and a director of Saba Petroleum Company, an oil and gas company from 1985 until 1998. Mr. Chaudhary has 27 years of experience in various capacities in the oil and gas industry, including eight years of employment with Schlumberger Well Services from 1972 to 1979. Mr. Chaudhary received a Bachelor of Science degree in Electrical Engineering from the University of Alberta, Canada.

DENNIS R.  STAAL - Mr. Staal, 56, has been a Director since February 2000 and was CFO until October 2002.  From 1970 through 1973, he was a CPA with Arthur Andersen & Co. From 1973 through 1976, he was Controller for the Health Planning Council of Omaha.  From 1977 through 1981, he served as a Director of Wulf Oil Corporation and as President of such company from 1979 to 1981.  From 1979 through 1982, he served as a Director of Chadron Energy Corporation, and as Director of the First National Bank of Chadron. From 1982 through 1984, he was Chief Financial Officer of High Plains Genetics, Inc.  From 1986 to 1991, Mr. Staal was Director and Officer of Saba Petroleum Company.  From 1993 to 2000 Mr. Staal was Chief Financial Officer of Meteor Industries, Inc.  From October 2002 to present Mr. Staal has been a business consultant. Mr. Staal received his Bachelor's degree in Business Administration from the University of Nebraska.

IRWIN KAUFMAN - Mr. Kaufman, 68, has been a director of the Company since November 1999. Mr. Kaufman is a financial consultant facilitating contacts with the investment community.  Mr. Kaufman helps arrange financing for small and mid-sized companies and consults with management to enhance shareholder value. Mr. Kaufman has also been a principal consultant for Computer and Mathematics Education for the Sherman Fairchild Foundation.  Mr. Kaufman provides consulting services to the Company on an as needed basis.

WILLIAM J. HICKEY - Mr. Hickey, 68, has been a director since November 1999, and Secretary since December 2001. Prior to joining the Company, he was a director, secretary, and legal advisor to Saba Petroleum.  Earlier, he was a Vice President, and General Counsel to Litton Industries Inc.  And Consolidated Freightways, Inc. In addition, he has been a Division Legal Counsel with General Electric

Company.  Mr. Hickey received his Doctorate in Law from Cornell University and attended the Harvard Business School’s Executive Management Program.

PAUL L. HAYES - Mr. Hayes, 68, has been a director since July 2000. He has over twenty years experience in the securities industry.  He has been an investment banker, analyst and research director.  His undergraduate degree is a B.S. in Petroleum Engineering from Oklahoma University and his graduate degree is an M.B.A from Harvard University.

MICHAEL MYERS – Mr. Myers, 55, was elected President of the Company and became a Director on February 17, 2004. He has 28 years of experience in the Permian Basin and Gulf Coast operations in exploration, production and operations. Prior to joining Capco he was the CEO of Permico Corporation, a Houston based exploration and production company. Prior to that, he was Vice President-Operations for an offshore Gulf Coast operating company. Mr. Myers is a graduate of Oklahoma University with emphasis in law.

     The Company's Board of Directors held 5 meetings during the year ended December 31, 2004.  Each Director participated in at least 75% of the aggregate number of meetings held by the Board of Directors and its Committees during the time each such Director was a member of the Board or of any Committee of the Board. The only standing committee of the Board is the Audit Committee consisting entirely of non-employee directors.

     The Audit Committee met once during the fiscal year ended December 31, 2004. The Audit Committee is primarily responsible for the effectiveness of our accounting policies and practices, financial reporting and internal controls.

     We do not have a nominating or compensation committee primarily because of the small size of our Board, the Board has determined not to establish another standing committee. Nominees for Director will be selected or recommended by our Directors who meet the Nasdaq/AMEX independence standards.

Director Compensation

Each member of the Company's Board of Directors, who is also not an employee of the Company ("outside Director"), receives $500 for each Board of Directors' meeting attended either in person or by telephone. The Company reimburses Directors for expenses incurred in attending board meetings. In addition, each outside Director receives an annual stock option award to purchase 200,000 shares of Common Stock (as adjusted for the 4 for 1 forward stock split in December 2003). The exercise price of the options is not less than the Common

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of shares of the Company's $.001 par value Common Stock (as adjusted for the 4 for 1 forward stock split in December 2003) owned beneficially, as of March 15, 2004, by any person, who is known to the Company to be the beneficial owner of 5% or more of such Common Stock, and, in addition, by each Director of the Company, and by all Directors and Executive Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons, or, in the absence of such reports, from the Company's records.

Shares of

Shares of

Common Stock

Name and address

Common Stock

underlying

Percentage

of beneficial owner

owned

options

Total

of class

Bushra Chaudhary (1)

10441 Villa del Cerro

Santa Ana, CA  92805

11,660,316

--

11,660,316

10.4%

Ilyas Chaudhary (2)

10441 Villa del Cerro

Santa Ana, CA  92805

19,968,290

4,000,000

23,968,290

20.6%

Danyal Chaudhary

  Foundation (3)

10441 Villa del Cerro

Santa Ana, CA  92805

21,480,000

--

21,480,000

 19.1%

Dennis R. Staal

568 Ridgeview Road

Chadron, NE 69337

1,355,052

200,000

1,555,052

1.4%

William J. Hickey

505 Saturmino Drive

Palm Springs, CA  92262

--

1,000,000

1,000,000

   0.9%

Paul L. Hayes Jr.

209 Middle Ridge Road

Stratton Mountain, VT 05155

--

200,000

200,000

0.2%

Irwin Kaufman

8224 Paseo Vista Drive

Las Vegas, NV  89128

280,000

1,000,000

1,280,000

1.1%

Mike Myers

819 Millpond Dr.

Sugar Land, TX  77478

3,950,000

8,000,000

11,950,000

9.9%

Dolphin Offshore

    Partners LP

129 East 17th Street

New York, NY 10003

--

7,725,000

7,725,000

6.4%

All Executive Officers

And Directors as a Group

25,863,342

15,600,000

41,463,342

32.4%

(7 persons)

________

(1) Represents 11,660,316 restricted Common Shares held by Bushra Chaudhary, the wife of the CEO and Chairman of the Company, who claims no beneficial ownership of these shares.

(2) Consists of 8,760,400 controlled Common Shares held directly by Mr. Chaudhary, and 8,799,140 and 2,408,750 restricted Common Shares held by Sedco, Inc., and Capco Acquisub, Inc., respectively, private companies of which Mr. Chaudhary is Chairman of the Board, Chief Executive Officer and beneficially owns 100% of each company's outstanding stock.

(3) Represents 21,480,000 restricted Common Shares held by the Danyal Chaudhary Foundation, a California non-profit organization in which the trustees are Bushra Chaudhary, Faisal Chaudhary, Arshad M. Faroog and Ilyas Chaudhary, who claims no beneficial ownership of these shares.

(4) Consists of 2,700,000 restricted Common Shares held directly by Mr. Myers, and 1,250,000 restricted Common Shares held by Permico Energy, Inc., a private company of which Mr. Myers is the sole owner.

EXECUTIVE COMPENSATION

Executive Officers

The Company's compensation program for executive officers is based on the following principles:

Compensation should be reflective of overall Company financial performance and an individual's contribution to the Company's success. Compensation packages should be based on competitive practices designed to attract and retain highly qualified executive officers. Long-term incentive compensation should be construed to closely follow increases in stockholder return. There is currently one employment contract with the president of the Company, terms of which are set forth inhere below “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT”.

 Cash bonuses and stock options are provided on a discretionary basis but the amounts of options issued are generally tied to the performance and prospects of the Company. Individual executive officers and managers can earn a portion of their cash and option bonuses based on financial performance of the Company compared to budget and additional bonuses are paid at the discretion of the Incentive Plan committee and approved by the Board of Directors.

Summary of Cash and Certain Other Compensation

The following table sets forth the compensation arrangement for the Chief Executive Officer for each of the last three fiscal years, and the President for the year ended December 31, 2004. No other officer of the Company was compensated in excess of $100,000 during the fiscal year ended December 31, 2004.

Executive

Other

Executive

 Year

Salary

Bonus

equities (1)

benefits

Ilyas Chaudhary

   CEO

2004

$187,000

$ --

  --

Medical/Vehicle/Home

Office

Mike Myers

   President

2004

$120,000

$ --

 ---

Medical/Vehicle

Ilyas Chaudhary

   CEO

2003

$198,000

$ --

4,000,000

Medical/Vehicle/Home

Office

Ilyas Chaudhary

   CEO

2002

$273,000

$137,500

 --

 Medical/Vehicle

(1)  Represents issuance of options to acquire 4,000,000 shares of Common Stock at an exercise price of $0.06 per share.

Option/SAR Grants During Current Fiscal Year

No options were granted  by the Company to the Chief Executive Officer during the year ended December 31, 2004.

Aggregate Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

The following table sets forth information regarding (i) the exercise of stock options by the Company's Chief Executive Officer during the year 2004, and (ii) the value of unexercised options for such officer as of December 31, 2004:

Number of

shares

Value of

 No. of

underlying

unexercised

 shares

unexercised

in-the-money

acquired

Value

 options at

options at

Name

on exercise

Realized

 12/31/04 (1)

12/31/04 (1) (2)

Ilyas Chaudhary        --

$   --

4,000,000

  $ 550,000

(1) All unexercised options were exercisable at December 31, 2004.

(2) The value of unexercised in-the-money options is based on the difference between the exercise price of the options and $0.20, the closing price of the Company's Common Stock at December 31, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Year Ended December 31, 2004

No Director or officer of the Company who is a security holder who is known to the Company to own of record or beneficially more than 5% of any class of the Company's voting securities, or any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same home as such person or who is a Director or officer of any parent or subsidiary of Capco Energy, Inc., has had any transaction or series of transactions exceeding $60,000 during the Company's past two fiscal years, or has any presently proposed transactions to which Capco was or is a party, in which any of such persons had or is to have direct or indirect material interest, other than the following:

TRANSACTIONS INVOLVING THE COMPANY'S OFFICERS AND DIRECTORS

Year Ended December 31, 2004

The Company had several transactions with its Chief Executive Officer, Ilyas Chaudhary, and Sedco, Inc. and Meteor Enterprises, Inc., private companies controlled  by Mr. Chaudhary ("affiliates").  The Company received cash advances in the total amount of $350,000 from affiliates.  The Company paid expenses in the amount of $93,000 in behalf of affiliates, and was charged a total of $67,000 for expenditures made by affiliates in behalf of the Company.  The Company accrued, and paid, compensation expense in the amount of $175,000 due to affiliates in accordance with the Chief Executive Officer's employment. The Company made cash advances in the total  amount of $766,000 to  affiliates  that  included  repayment  of balances owed to affiliates at the beginning of the year, repayment of cash advances  received  during the year and settlement of expenditures  made by the respective  parties during the year in behalf of each other.  Of such advances, $108,000 was considered to be advance payments of Mr. Chaudhary’s compensation for the year 2005, and has been reclassified as a prepaid expense in the accompanying financial statements as of December 31, 2004.  No amount was due to, or due from, affiliates at December 31, 2004.

In October 2004, the Company issued 3.6 million shares of Common Stock as consideration for the acquisition cost of an oil and gas property.  Approximately 70% of the acquired working interest in the property was acquired either from an entity controlled by the Company’s President or from individuals who are family members of an officer of the Company; however, the negotiated acquisition price was determined in a manner uniform to all members of the selling group.

SALES OF PROPERTY

Year Ended December 31, 2004

Effective September 30, 2004, the Company sold its interests in non-operated producing properties located in Alabama and Louisiana to a company owned by the Company’s Chief Executive Officer.  Sales proceeds in the amount of $0.4 million were received by the Company in October 2004 and were used for working capital.  Capco has the option to repurchase the properties for an amount equal to the sales price within the next twelve month period.  If it is determined through due diligence by the Company that the properties could have been sold for an amount greater that $0.4 million, then the related party has the obligation to pay such excess to the Company.

Effective December 31, 2004, the Company sold its interests in non-operated producing properties located in Michigan and Montana and other assets to the Company’s Chief Executive Officer for the amount of $4.7 million.  The sales amount was settled by the payment of a cash deposit in the amount of $0.7 million, assumption of debt against the properties in the amount of $3.3 million and issuance of a note payable to the Company in the amount of $0.7 million.  The note as paid in full in March 2005.

Year Ended December 31, 2003

The Company had several transactions with its Chief Executive Officer, Ilyas Chaudhary, and Sedco, Inc., a private company controlled by Mr. Chaudhary ("affiliates"). The Company received cash advances in the total amount of $298,000 from affiliates. The Company paid expenses in the amount of $27,000 in behalf of affiliates, and was charged a total of $114,000 for expenditures made by affiliates in behalf of the Company. The Company accrued, and paid, compensation expense in the amount of $175,000 due to affiliates in accordance with the Chief Executive Officer's employment. The Company made cash advances in the total amount of $291,000 to affiliates that included repayment of cash advances received during the year and settlement of expenditures made by the respective parties during the year in behalf of each other. The Company charged affiliates $43,000 for interest due on the notes receivable issued in connection with the acquisition of Enterprises by Sedco. The Company issued 8,696,000 shares of Common Stock to affiliates at a cost of $500,000 to acquire an additional interest in a producing oil and gas property, and 1,740,000 shares of Common Stock to affiliates at a cost of $100,000 in settlement of amounts due affiliates. Effective December 31, 2003, the Company sold its equity interests in Resource and Limited to Sedco for consideration consisting of the assumption of certain liabilities in the amount of $238,000 and the minority interest of Limited in the amount of $364,000. At December 31, 2003, the Company owed $530,000 to affiliates.

In addition, the Company had several transactions with Enterprises, a former subsidiary of the Company that was acquired by Sedco effective January 1, 2003. The following discussion includes transactions for the entire year 2003. At January 1, 2003, the Company owed $978,000 to Enterprises. During the year 2003, the Company was charged a total of $264,000 for expenditures made by Enterprises in behalf of the Company. The Company received cash advances in the total amount of $373,000 from Enterprises, and remitted cash advances to Enterprises in the total amount of $175,000. Effective September 30, 2003, Sedco assumed $1.45 million of the account balance owed to Enterprises by the Company in payment of the balance owed to the Company in connection with the sale of Enterprises to Sedco. At December 31, 2003, the Company was owed $10,000 by Enterprises. The Company received a cash advance from the President of the Company in the amount of $11,000, and paid $5,000 for expenses in behalf of a company owned by the President. At December 31, 2003, the Company owed $6,000 to this individual.

The Company's Board of Directors recommends a vote FOR Proposal No. 1.

PROPOSAL NO. 2 - RATIFICATION OF AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION

     On March 8, 2005, the Board of Directors approved an amendment to the Articles of Incorporation of the Company to increase the number of shares authorized to be issued by the Company from 150,000,000 to 500,000,000 shares of the $.001 par value common stock.  The Board of Directors believes that the best interests of the Company and its Stockholders will be served by ratifying the amendment. The additional shares are necessary to fund the additional shares issue required by the December 2003 4:1 forward stock split; to enable the Company to acquire other companies or properties as the prospects; and, for other corporate purposes that present themselves. Additional stock is also needed to fund the Company’s  1999 Incentive Equity Plan that to afford the Company the ability to reward its employees, officers, Directors and consultants for quality performance and encourages them to continue working for and with the Company. The affirmative vote of a majority of the votes properly cast at the Annual Meeting is required to approve this amendment to the Articles of Incorporation.

The Company's Board of Directors recommends a vote FOR Proposal No. 2.

PROPOSAL NO.3 - RATIFICATION OF AMENDMENT TO THE COMPANY'S 1999 INCENTIVE EQUITY PLAN

     On November 8, 1999, the Company’s shareholders adopted and approved the 1999 Incentive Equity Plan (the “Incentive Plan”) and 500,000 shares of Common Stock were reserved for grants there under. In June 2002, the Board of Directors approved an amendment to the Incentive Plan to increase the number of shares and options that can be awarded pursuant to the plan from 500,000 to 50,000,000 and eliminating the 100,000 annual share limit per participant, relating to options granted under such Incentive Plan.  The Board of Directors believes that the best interests of the Company and its Stockholders will be served by ratifying the amendment.  The plan affords the Company the ability to reward its employees, officers, directors and consultants for quality performance and encourages them to continue working for and with the Company. The affirmative vote of a majority of the votes properly cast at the Annual Meeting is required to approve this amendment to the Incentive Plan.

DESCRIPTION OF THE 1999 INCENTIVE PLAN

General

     The following is a general description of certain features of the Incentive Plan. Subject to adjustment as provided in the Incentive Plan, the number of shares of common stock that may be issued or transferred, plus the amount of shares of Common Stock covered by outstanding awards granted under the Incentive Plan, shall not in the aggregate exceed 10% of the issued and outstanding shares. The number of Performance Units granted under the Incentive Plan shall not in the aggregate exceed 5% of the issued and outstanding shares. The number of shares of Common Stock granted under the Incentive Plan to any individual in any calendar year shall not in the aggregate exceed 3% of the issued and outstanding shares.

Terms of Options and Other Possible Awards

     The Incentive Plan authorizes the granting of options to purchase shares of Common Stock  ("Option Rights"), stock appreciation rights  ("Appreciation Rights"), restricted shares ("Restricted Shares"), deferred shares ("Deferred Shares"), performance shares  ("Performance Shares") and performance units ("Performance Units").  The terms applicable to these various types of awards, including those terms that may be established by the Committee when making or administering particular awards, are set forth in detail in the Incentive Plan.

Option Rights

     The Committee may grant Option Rights that entitle the optionee to purchase shares of common stock at a price less than, equal to or greater than market value on the date of grant.  The option price is payable at the time of exercise (i) in cash or cash equivalent, (ii) by transfer to the Company of shares of Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration the Committee may deem appropriate or (iv) by any combination of the foregoing methods of payment.  Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates.  The Committee has the authority to specify at any time that Restricted shares or other shares of Common Stock which are subject to risk of forfeiture or restrictions on transfer will be accepted for part or the entire option price.  In such event, the Committee may provide that the shares of Common Stock received upon exercise of the stock option will not be subject to the same risks of forfeiture or restrictions on transfer which applied to the shares used for payment of the option price.  The Committee may also provide that additional Option Rights will automatically be granted to an optionee upon exercise of Option Rights.

     Option Rights granted under the Incentive Plan may be Option Rights that are intended to qualify as incentive stock options  ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986  ("Code") or Option Rights that are not intended to so qualify.  The Incentive Plan permits the granting of incentive stock options or non-qualified stock options at the discretion of the Committee. The exercise price for non-qualified stock options granted may not be less than 85% of the fair market value per share of Common Stock on the date of grant.  The exercise price for ISO's may not be less than the fair market value per share on the date of grant, ISO’s granted to persons owning more than 10% of the Company’s voting stock must have an exercise price of not less than 110% of the fair market value per share of Common Stock on the date of grant. All options granted must be exercised within ten years of grant, except that ISO’s granted to Stockholders owning 10% or more of the voting stock of the Company must be exercised within five years of the date of grant. The aggregate market value (as determined as of the date of grant) of the Common Stock for which any optionee may be awarded ISO’s which are first exercisable by such optionee during any calendar year may not exceed $100,000.  At or after the date of grant of any non-qualified Option Rights, the Committee may provide for the payment of dividend equivalents to the optionee on current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price.

     Each grant must specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment or continuous engagement of consulting services of the optionee by the Company or any subsidiary, or the achievement of Management Objectives (as defined in the Incentive Plan), that are necessary before the Option Rights will become exercisable, and may provide for the earlier exercise of the Option Rights, including, without limitation, in the event of a change  in  control  of the Company or other similar transaction or event.  Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remains unexercised.

Appreciation Rights

     Appreciation Rights granted under the Incentive Plan may either be freestanding or granted in tandem with Option Rights.  An Appreciation Right represents the right to receive from the Company the difference ("Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Common Stock in the case of a freestanding Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the market value of the Common Stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights may only be exercised at the time when the related Option Right is exercisable and the Spread is positive, and the exercise of a tandem Appreciation Right requires the surrender of the related Option Right for cancellation.

     A freestanding Appreciation Right must have a base price which is at least equal  to  the  fair  market  value  of  a  share  of  Common  Stock on the date of the  grant,  must  specify  the  conditions,  including  as and to the extent determined by the Committee,  the period of continuous  employment or continuous engagement of consulting services, or the achievement of Management objectives that are necessary before the Appreciation Right becomes exercisable (except that it may provide for its earlier exercise, including, without limitation, in the event of a change of control of the Company or other similar transaction or event) and may not be exercised more than 10 years from the date of grant.  Any grant of Appreciation  Rights may specify that the amount payable by the Company upon  exercise  may be paid in cash,  shares  of Common  Stock or a  combination thereof,  and the  Committee  may either  reserve or grant to the  recipient the right to elect among those alternatives.  The Committee may provide with respect to any grant of appreciation/rights for the payment of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

Restricted Shares

     An award of  Restricted  Shares  involves  the  immediate  transfer  by the Company to a participant  of ownership of a specific  number of shares of Common Stock in  consideration  of the performance of services or, as and to the extent determined by the  Committee,  the  achievement  of Management  Objectives.  The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant or in consideration of a payment by the participant that is less than the market value of the shares on the date of grant, as the Committee may determine.

     Restricted Shares must be subject to a “substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee.  An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or other key employee during a specified period of years. In order to enforce these forfeiture  provisions,   the  transferability  of  Restricted  Shares  will  be prohibited  or  restricted  in a  manner  and to the  extent  prescribed  by the Committee for the period during which the forfeiture provisions are to continue. The Committee may provide for a shorter period during which the forfeiture provisions are to apply, including, without limitation, in the event of a change in control of the Company or other similar transaction or event.

Deferred Shares

     An award of Deferred  Shares  constitutes  an  agreement  by the Company to deliver shares of Common Stock to the participant in the future in consideration of the  performance of services,  subject to the  fulfillment of such conditions during the Deferral  Period (as defined in the Incentive  Plan) as the Committee may  specify.  During the Deferral Period, the participant has no right to transfer any rights under the award and no right top vote the shares covered by the award. On or after the date of any grant of Deferred Shares, the Committee may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Common Stock.  Grants of  Deferred  Shares  may be made  without  additional  consideration  from  the participant or for consideration in an amount that is less than the market value of the  shares  on the date of  grant.  Deferred  Shares  must be  subject  to a Deferral  Period,  as determined by the Committee on the date of grant,  except that the Committee may provide for a shorter Deferral Period, including, without limitation,  in the event of a change  of  control  of the  Company  or  similar transaction event.

Performance Shares and Performance Units

     A Performance Share is the equivalent of one share of Common Stock, and a Performance Unit is the equivalent of $1.00.  A participant may be granted any number of Performance Shares or Performance Units. The participant will be given one  or  more   Management   Objectives  to  meet  within  a  specified   period ("Performance  Period") which may be subject to earlier termination,  including, without limitation,  in the event of a change in control of the Company or other similar  transaction  or event. A minimum level of acceptable achievement will also be established by the Committee.  If by the end of the Performance Period the participant has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, he or she will be deemed to have partly earned the Performance Shares or Performance Units

in accordance with a predetermined   formula.  To  the  extent  earned,  the Performance  Shares or Performance  Units will be paid to the participant at the time and in the manner  determined  by the  Committee in cash,  shares of Common Stock or any  combination  thereof,  and the  Committee  may either grant to the recipient or retain the right to elect among these alternatives. At or after the date of grant of any  Performance  Shares,  the  Committee  may  provide for the payment of  dividend  equivalents  to the  optionee  on a current,  deferred  or contingent basis.

Management Objectives

   Management   Objectives mean the achievement of performance   objectives established pursuant to the Incentive Plan. The Committee may adjust Management Objectives and related minimum acceptable levels of achievement if events or transactions have occurred after the date an award was granted that are unrelated to the performance of the participant and result in distortion of the Management Objectives or the related mime levels.  Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or the division, subsidiary, department or function within the Company or a subsidiary in which the participant is employed or with respect to which the participant provides consulting services.

Transferability

     No Option Right, or other "derivative security" within the meaning of Rule 16b-3 under the Exchange Act, is transferable by a participant except by will or the laws of descent and distribution.  Option Rights and Appreciation Rights may not be exercised during a participant's lifetime except by the participant or, in the  event  of  his or her  incapacity,  by  his  or her  guardian  or  legal representative acting in a fiduciary capacity on behalf of the participant under state law and supervision.

Adjustments

The maximum number of shares of Common Stock that may be issued or transferred under the Incentive Plan, the number of shares covered by outstanding awards and the option prices or base prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combination of shares, re-capitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events. In the event of any such transaction or event, the Committee may it its sole discretion provide in substitution for any or all outstanding awards under the Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced.

Administration and Amendments

     The Incentive Plan is to be administered by a committee  ("Committee")  of the Board of Directors which shall consist of not less than two Directors,  each of whom is a  "disinterested  person" within the meaning of Rule 16b-3 under the Exchange Act. In connection with its administration of the Incentive Plan, the Committee is authorized to interpret the Incentive Plan and related agreements and other documents.  The Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the Incentive Plan. The Committee may with the concurrence of the affected participant cancel any agreement evidencing an award granted under the Incentive Plan.  In the event of any such cancellation, the Committee may authorize the granting of a new award under the Incentive Plan in such manner, at such price and subject to such other terms, conditions  and  discretion as would have been applicable under the Incentive Plan had the canceled award not been granted. The Committee may also grant any award or combination of awards authorized under the Incentive Plan,  including without limitation an award that was granted prior to the adoption of the Incentive  Plan, and any such award or combination of awards so  granted  under the  Incentive  Plan may or may not cover the same  number of shares of Common  Stock as had been  covered by the  canceled  award and will be subject  to such  other  terms,  conditions  and  discretion  as would have been permitted under the Incentive Plan had the canceled award not been granted.

     The Incentive Plan may be amended from time to time by the Committee, but without further approval by the Stockholders of the Company no such amendment (unless expressly allowed pursuant to the adjustment provisions described above) may  (i)  increase the aggregate number of shares that may be issued or transferred plus the amount of shares covered by outstanding awards, or increase the aggregate number of Performance Units that may be granted thereunder or (ii) otherwise  cause Rule 16b-3 under the Exchange Act to cease to be applicable to the Incentive Plan.

Federal Income Tax Consequences to Participants in Plan

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Incentive Plan based on federal income tax laws in effect on January 1, 1999. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Non-qualified Option Rights

     In general;  (i) no income will be  recognized by an optionee at the time a non-qualified  Option  Right  is  granted;  (ii) at the  time of  exercise  of a non-qualified  Option Right,  ordinary income will be recognized by the optionee in an amount  equal to the difference between the option price paid for the shares and the fair market value of the shares if they are  nonrestricted on the date of exercise;  and (iii) at the time of sale of shares acquired  pursuant to the exercise of a non-qualified Option Right, any appreciation (or depreciation) in the value of the shares after the date of exercise  will be treated as either short-term  capital  gain (or loss) depending  on how long the shares have been held.

Incentive Stock Options

     No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option.  If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock  option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the  transfer  of the shares to the optionee,  then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be long-term capital loss.

     If shares of Common Stock acquired upon the exercise of an incentive  stock option  are  disposed  of prior  to the  expiration  of  either  holding  period described  above, the optionee  generally will recognize  ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of  exercise  (or,  if less,  the amount  realized on the disposition  of the shares in a sale or exchange) over the option price paid for the shares.  Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Appreciation Rights

     No income will be recognized by a participant in connection with the grant of an Appreciation Right.  When  the Appreciation Right is exercised, the participant normally will be required to include as taxable  ordinary income in the year of exercise an amount of cash, and the fair market value of any nonrestricted shares of Common Stock, received pursuant to the exercise.  In limited circumstances,  however, the Internal Revenue Service ("IRS) may contend that the holder of a free-standing appreciation right is in constructive receipt of ordinary income before the Appreciation Right is exercised if (i) a maximum limitation on the amount payable upon exercise of the Appreciation  Right at the time when  Appreciation  Right is imposed  and (ii) the  maximum limitation is reached prior to the exercise  of the appreciation  Right at a time when the Appreciation Right is exercisable.

Restricted Shares

     A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted  Shares reduced by any  amount  paid by the  recipient  at such time as the shares are no longer subject to a risk of  forfeiture  or  restrictions  on transfer  for purposes of Section 83 of the Code.  However, a recipient who so elects under Section 83 (b) of the Code within 30 days of the date of  transfer  of the  shares  will have taxable ordinary  income on the date of  transfer  of the  shares  equal to the excess of the fair market value of the shares (determined  without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares.  If a Section 83 (b) election has not been made, any  non-restricted dividends  received  with respect to  Restricted  Shares that are subject at the time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

Deferred Shares

     No income generally will be recognized upon the grant of Deferred Shares. The recipient of a grant of Deferred Shares  generally will be subject to tax at ordinary income rates on the fair market value of non-restricted shares of Common Stock on the date that the Deferred Shares are transferred  to the recipient,  reduced by any amount paid by the recipient, and the capital gain or loss holding periods for the Deferred Shares will also commence on that date.

Performance Shares and Performance Units.

   No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

Special Rules Applicable to Officers and Directors

     In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an Officer or Director to suit under Section 16 (b) of the  Exchange  Act,  the tax  consequences to the officer or Director may differ  from  the tax consequences described above.  In  these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of stock  received  could  subject  the  Officer or Director to suit under Section 16 (b) of the Exchange Act, but no longer than six months.

Tax Consequences to the Company

     To  the  extent  that a participant recognizes ordinary income in the circumstance  described  above,  the Company will be entitled to a corresponding deduction  provided that,  among other things,  (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162 (m) of the Code and is not an "excess   parachute payment" within the meaning of Section 280G of the Code and (ii) any applicable withholding obligations are satisfied.

      The Company's Board of Directors recommends a vote FOR Proposal No. 3.

AUDIT RELATED MATTERS.

Audit Fees.

     The aggregate fees billed in each of the last two fiscal years by Stonefield Josephson, Inc. for its audit of the Company’s annual financial statements and review of interim financial statements, including the Company’s Form 10-QSB reports, were $103,310 and $116,000 in the years 2004 and 2003, respectively.

Audit-Related Fees

     The Company was billed $71,500 in the year 2003 for services provided in connection with the audit and review of registration statement filings of a wholly-owned subsidiary; there were no billings for such services in the year 2004.

Tax  Fees

     The Company was billed $8,000 in the year 2003 for tax consultation services; there were no billings for such services in the year 2004.

All Other Fees

     There were no other aggregate fees billed in either of the last two fiscal years for products and services provided by Stonefield Josephson, Inc., other than the services reported above.

Audit Committee Pre-Approval Policies

     Our Audit Committee charter provides that either (i) the Audit Committee shall pre-approve all auditing and non-auditing services of the independent auditor, subject to de minimus exceptions for other than audit, review or attest services that are approved by the Audit Committee prior to completion of the audit; or (ii) that the engagement of the independent auditor be entered into pursuant to pre-approved policies and procedures established by the Audit Committee, provided that the policies and procedures are detailed as to the particular services and the Audit Committee is informed of each service. Except as indicated above, there were no fees other than audit fees for fiscal years 2002 and 2003, and the auditors engaged performed all the services described above with their full time permanent employees.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee members are William J. Hickey, Irwin Kaufman, Dennis R. Staal and Paul Hayes. The Audit Committee assists the Board of Directors in monitoring the integrity of the Company’s financial statements, the Company’s compliance with legal requirements and the Company’s external auditors. The Company’s management has primary responsibility for the Company’s financial statements as well as maintaining and monitoring a system of appropriate internal controls.

      The Board of Directors has adopted a charter for the Audit Committee

      The Audit Committee has met and held discussions with management and Stonefield Josephson, Inc., Capco’s independent auditors. The Audit Committee discussed with Capco’s independent auditors the overall scope and plans for their respective audits. The Audit Committee also met with the independent auditors, without management present, to discuss the results of their examinations, the evaluations of Capco’s internal controls and the overall quality of Capco’s financial reporting. Management has represented to the Audit Committee that Capco’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.

      The Audit Committee has reviewed and discussed Capco’s audited consolidated balance sheet as of December 31, 2004 and consolidated statements of operations, cash flows and stockholders’ equity for the two years ended December 31, 2004, with Capco’s management. The Audit Committee has discussed with Capco’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, “Communications with Audit Committees” (concerning the accounting methods used in the financial statements).

      The Audit Committee has received and reviewed written disclosures and the letter from Stonefield Josephson, Inc. required by Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees” (concerning matters that may affect an auditor’s independence) and has discussed with Stonefield and Josephson its independence. The Audit Committee has also considered whether the independent auditors’ provision of non-audit services to Capco is compatible with the auditors’ independence.

      Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Capco’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

                                                                   William J. Hickey, Esq.

Irwin Kaufman

Dennis R. Staal

Paul Hayes

STOCKHOLDER PROPOSALS

     Any proposal by a shareholder intended to be presented at the Company's 2005 Annual Meeting of Shareholders must be received at the offices of the Company, 1442 Irvine Boulevard, Suite 211, Tustin, CA, 92780, no later than April 15, 2006, in order to be included in the Company's proxy statement and proxy relating to that meeting.

INDEPENDENT PUBLIC ACCOUNTANTS

     The independent accounting firm of Stonefield Josephson, Inc. audited the financial statements of the Company for the year ended December 31, 2004. The Company does not expect that a representative of Stonefield Josephson, Inc. will be present at the Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 ("Section 16") requires that officers, Directors and persons who own more than ten percent of the Company's voting securities file reports of their ownership and changes in such ownership with the Securities and Exchange Commission (the "Commission"). Commission regulations also require that such persons provide the Company with copies of all Section 16 reports they file.

PROXY

CAPCO ENERGY, INC.

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Ilyas Chaudhary with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Capco Energy, Inc. held of record by the undersigned on May 9, 2005 at the Annual Meeting of Shareholders to be held on Wednesday, June 15, 2005, or any adjournment thereof.

      1.  Election of Directors:

         [ ] FOR all nominees listed below (except as marked to the contrary)

         [ ] WITHHOLD authority to vote for all the nominees listed below:

                     Ilyas Chaudhary

William J. Hickey             Paul Hayes, Jr.

                     Dennis R. Staal

Irwin Kaufman                  Michael Myers

[INSTRUCTION:  To withhold authority to vote for any individual nominee, cross out that nominee's name above.]

2.   Ratification of Amendment to Articles of Incorporation increasing authorized but unissued shares    of the Company’s Common Stock, $.001 par value, from 150,000,000 to 500,000,000 shares.

            [  ]  For         [  ]  Against        [  ]  Abstain

3.  Ratification of Amendment to 1999 Incentive Equity Plan increasing the reserve from 500,000 shares to 50,000,000 shares of the company’s owned stock.

            [  ]  For         [  ]  Against        [  ]  Abstain

       4.  To transact such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED

HEREIN BY THE UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY

WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.  SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE.  THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

Dated:  May/June ________, 2005

     __________________________________________

     __________________________________________

     Signature(s) of Shareholder(s)

     Signature(s) should agree with the name(s) stenciled hereon.  Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CAPCO ENERGY, INC.  PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.  THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.